SECOND AMENDMENT TO SECURITY AGREEMENT

THIS SECOND AMENDMENT TO SECURITY AGREEMENT (this "Amendment") is made as of December 27, 2006 by Maxim TEP, Inc., a Texas corporation (the "Debtor"), in favor of Maxim TEP Plc, a public company limited by shares registered in England under number 5685588 (the "Secured Party").

WHEREAS, the Debtor has executed a Promissory Note dated June 30, 2006 in the principal amount of $20,000,000 (the "Original Loan") in favor of the Secured Party (the "Original Note");

WHEREAS, it was a condition precedent to the Secured Party's making any loans or otherwise extending credit to the Debtor under the Original Note that the Debtor execute and deliver to the Secured Party that certain Security Agreement dated June 30, 2006 (the "Agreement");

WHEREAS, the Debtor has executed a Promissory Note dated December 7, 2006 in the principal amount of the $22,000,000 in favor of the Secured Party (the "Replacement Note"), and the Original Note was replaced and superseded in its entirety by the Replacement Note; and

WHEREAS, the Borrower has executed and delivered a supplemental Promissory Note dated December 27, 2006 in the principal amount of $19,000,000 in favor of the Secured Party (the "Supplemental Note");

WHEREAS, it is a condition precedent to the Secured Party's making any loans or otherwise extending credit to the Debtor under the Supplemental Note that the Debtor amend the Agreement in the manner provided herein.

NOW, THEREFORE, in consideration of the agreements, premises and mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Definitions. Initially capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.

Section 2. Amendments.

(a) In each instance as used in the Agreement, the term "Note" shall mean the Replacement Note and Supplemental Note, and any other promissory note issued in connection with the Investment Agreement, and all other note(s) given in substitution therefor, or in modification, renewal, extension, increase or consolidation thereof.

(b) All capitalized terms used in the Agreement without definitions shall have the respective meanings provided therefor in the Replacement Note.

(c) In Section 1 of the Agreement, the defined term "Secured Obligations shall be amended and restated in its entirety to read as follows:

""Secured Obligations" shall mean all obligations, liabilities and indebtedness of every nature of each of Debtor to the Secured Party, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter incurred, arising under or in connection with any one or more of the Note, including the Replacement Note and the Supplemental Note, and any other note, instrument or agreement between the Debtor and the Secured Party."

(d) In Section 1 of the Agreement, the defined term "Event of Default" shall be amended and restated in its entirety to read as follows:

""Event of Default" shall mean (i)any failure to pay, when due, any Secured Obligation, (ii) any Event of Default (as defined in the Note), (iii) the transfer or disposition of any of the Collateral, except as expressly permitted by this Security Agreement, (iv) attachment, execution or levy on any of the Collateral, (v) Debtor's failure to comply with in any material respect, or becoming subject to, any administrative or judicial proceeding under any federal, state or local (A) hazardous waste or environmental law, (B) asset forfeiture or similar law which can result in the forfeiture the Debtor's property, or (C) other law, where noncompliance may have a material adverse effect on the Collateral, or (vi) the Secured Party shall receive at any time following execution hereof from a relevant filing office in any applicable UCC Jurisdiction report indicating that the Secured Party's security interest is not prior to all other security interests or other interests reflected in the report (other than Permitted Liens)."

Section 3. Extent of Amendments and References. Except as otherwise expressly provided herein, the Agreement and the other instruments and agreements referred to therein are not amended, modified or affected by this Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement are herein ratified and confirmed and shall remain in full force and effect. From and after the effectiveness of this Amendment, the terms "this Agreement," "hereof," "herein," "hereunder" and terms of like import, when used herein or in the Agreement shall, except where the context otherwise requires, refer to the Agreement, as amended by this Amendment.

Section 4. Governing Law; Consent to Jurisdiction. THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS. The Debtor agrees that any action or claim arising out of, or any dispute in connection with, this Amendment, any rights, remedies, obligations, or duties hereunder, or the performance or enforcement hereof or thereof, may be brought in the courts of the State or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Debtor by mail at the address specified in the Note. The Debtor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

Section 5 **WAIVER OF TRIAL BY JURY. THE DEBTOR AND THE SECURED PARTY, TO THE MAXIMUM EXTENT THEY MAY LEGALLY DO SO, HEREBY KNOWINGLY, VOLUNTARILY AND EXPRESSLY WAIVE, WITH AND UPON ADVICE OF COMPETENT COUNSEL, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM,**

DEMAND, ACTION, CAUSE OF ACTION OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AMENDMENT, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. THE DEBTOR AND THE SECURED PARTY HEREBY AGREE THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 5 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY OR PARTIES HERETO TO WAIVER OF ITS OR THEIR RIGHT TO TRIAL BY JURY.

Section 6. Miscellaneous. The headings of each section of this Amendment are for convenience only and shall not define or limit the provisions thereof. This Amendment and all rights and obligations hereunder shall be binding upon the Debtor and its respective successors and assigns, and shall inure to the benefit of the Secured Party and its successors and assigns. If any term of this Amendment shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Debtor acknowledges receipt of a copy of this Amendment. This Amendment may be executed in any number of counterparts, and all said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument. This Amendment may be amended solely by a writing signed by both parties.

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IN WITNESS WHEREOF, intending to be legally bound, the Debtor has caused this Agreement to be duly executed as of the date first above written.

MAXIM TEP, INC.

By: [signature]
Name: Dominick F. Maggio
Title: Vice President/CIO

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF TEXAS §
COUNTY OF MONTGOMERY §

Before me, the undersigned, a Notary Public in and for the county aforesaid, on this _____ day of __________, 2006, personally appeared ________________ to me known personally, and who, being by me duly sworn, deposes and says that he is the _____________ of ________________, acting on its behalf ("Borrower"), and that said instrument was signed and sealed on behalf of ___________________ and said _____________ acknowledged said instrument to be the free act and deed of _________________ as Borrower.

[SEAL]

____
Notary Public in and for the State of Texas
My Commission Expires: _________________

ACCEPTED:

By: ______________________________

Name: ________________________

Title: ________________________